Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2011
Fair Value of Financial Instruments (Abstract)
Fair Value of Financial Instruments
10.  Fair Value of Financial Instruments:

The following methods and assumptions were used to estimate the fair value of each class of financial instrument:

  Cash and cash equivalents, restricted cash, accounts receivable and accounts payable: The carrying values reported in the consolidated balance sheets for those financial instruments are reasonable estimates of their fair values due to their short-term nature.

Long-term debt: The fair values of long-term bank loans approximate the recorded values due to the variable interest rates payable.

  Convertible Senior Notes: Convertible Senior Notes have a fixed rate and their estimated fair value represents the tradable value of the notes, determined through Level 2 inputs of the fair value hierarchy (quoted price in the over-the counter-market). The estimated fair value of the Notes at December 31, 2011 is approximately $75.0 million.

  Derivative financial instruments: The fair values of the Company's derivative financial instruments equate to the amount that would be paid or received by the Company if the agreements were cancelled at the reporting date, taking into account current market data per instrument and the Company's or counterparty's creditworthiness, as appropriate.

A fair value hierarchy that prioritizes the inputs used to measure fair value has been established by GAAP. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). This hierarchy requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs.

 The three levels of inputs used to measure fair value are as follows:

Level 1:  Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2:  Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data;

Level 3:  Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The table below presents disclosures about the fair value of financial assets and financial liabilities recognized in the Company's consolidated balance sheets on a recurring basis:

		Fair Value Measurements at Reporting Date Using
Description	December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Derivative financial instruments-Assets
Freight Option Contracts- current	$167	$167	-	-
Derivative financial instruments-Liabilities
ABN Interest Rate Swap-current	$18,815	-	$18,815	-
Nomura Interest Rate Swap-current	357	-	357	-
Eurobank Interest Rate Swap- current	281	-	281	-
Nomura Interest Rate Swap- non current	872	-	872	-
Eurobank Interest Rate Swap- non current	1,725	-	1,725	-
Marfin Interest Rate Swap-non current	2,487	-	2,487	-
ABN Interest Rate Swap-non current	21,432	-	21,432	-

Interest rate swaps are valued using a discounted cash flow model that takes into account the present value of future cash flows under the terms of the contracts using current market information as of the reporting date. For a discussion of the factors warranting fair value assessment used in asset impairments and intangible assets, which are measured at fair value on a non-recurring basis, refer to Notes 2(m), 2(o) and 11 below.